UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2012

One Horizon Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Weststrasse 1, Baar
Switzerland		CH6340
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-41-41-7605820

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 5, 2012, One Horizon Group, Inc. (formerly Intelligent Communication Enterprise Corporation) filed a current report on Form 8-K disclosing its acquisition of all of the issued and outstanding shares of One Horizon Group plc. (“OHGP”) on November 30, 2012 through a share exchange.

For purposes of this filing on Form 8-K/A, the registrant is referred to as ICE Corp. for the period prior to the consummation of the share exchange and as the “Company” for the period after the consummation of the share exchange.

This Amendment No. 2 to that report amends Item 9.01—Financial Statements and Exhibits to add the historical financial statements of OHGP for the period ended September 30, 2012.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Certifying Accountant.

Chantrey Vellacott DFK LLP (“CV”) served as the independent accountant for OHGP for its fiscal year ended June 30, 2012. CV’s report on OHGP’s financial statements as of June 30, 2012 and for the year then ended was filed as an Exhibit to Amendment No. 1 to this Current Report on Form 8-K/A. CV will continue to prepare domestic statutory and tax filings for OHGP, which is now a subsidiary of the Company. On November 30, 2012, ICE Corp. completed the share exchange with OHGP, which for U.S. GAAP purposes was considered to be the accounting acquirer. As such, the financial information of the Company will be that of OHGP, with operations of ICE Corp. only being included from the date of the share exchange. Prior to the acquisition, OHGP was not a U.S. SEC registrant. In addition, CV is not an independent registered public accounting firm. As a result of the consummation of the share exchange on November 30, 2012 and the retention of Peterson Sullivan LLP to act as the Company’s independent registered public accounting firm (see below), CV was dismissed by the Company’s Board of Directors as the independent certifying accountant for U.S. SEC filing purposes.

BDO LLP (“BDO ”) served as the independent accountant for OHGP for its fiscal year ended June 30, 2011. BDO resigned as OHGP’s independent accountant on November 2, 2012. BDO’s report on OHGP’s financial statements as of June 30, 2011 and for the year then ended was filed as an Exhibit to Amendment No. 1 to this Current Report on Form 8-K/A.

The report of CV regarding the financial statements for the fiscal year ended June 30, 2012 and the report of BDO regarding the financial statements for the fiscal year ended June 30, 2011, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended June 30, 2012, and during the period from June 30, 2012 to November 30, 2012, the date of dismissal, (i) there were no disagreements with CV on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CV would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the year ended June 30, 2011, and during the period from June 30, 2011 to November 2, 2012, the date of their resignation, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

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The Company has provided both CV and BDO with a copy of the foregoing disclosures and requested that each of them furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letters will be filed as Exhibit 16.1 to a further amendment to this Current Report on Form 8-K.

(b) Engagement of Independent Certifying Accountant.

Effective February 13, 2013, the Board of Directors of the Company engaged Peterson Sullivan LLP (“PS”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal period ended December 31, 2012. PS was the independent registered public accounting firm for ICE Corp.

During each of OHGP’s two most recent fiscal years and through the interim periods preceding the engagement of PS, OHGP (a) has not engaged PS as either the principal accountant to audit OHGP’s financial statements, or as an independent accountant to audit a significant subsidiary of OHGP and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with PS regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on OHGP’s financial statements, and no written report or oral advice was provided to OHGP by PS concluding there was an important factor to be considered by OHGP in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Change in Fiscal Year

In connection with the share exchange, the Company’s Board of Directors changed the Company’s fiscal year end from June 30 to December 31, effective immediately. Accordingly, the Company will file its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 with the SEC on or before March 31, 2013.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. Filed herewith, beginning at page F-1, are the condensed consolidated financial statements of One Horizon Group plc for the three months ended September 30, 2012 and 2011.

(b) Pro Forma Information. Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2012.

(c) Shell Company Transactions. Not applicable.

(d) The following is filed as an exhibit to this report:

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Exhibit Number*	Title of Document	Location

10	Material Contracts
10.31	Agreement of Securities Exchange and Plan of Reorganization between Intelligent Communication Enterprise Corporation and One Horizon Group PLC, dated as of October 12, 2012	Incorporated by reference from the Current Report on Form 8-K filed December 5, 2012
99.1	Audited Financial Statements of One Horizon Group plc for the fiscal year ended June 30, 2011	Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2013
99.2	Audited Financial Statements of One Horizon Group plc for the fiscal year ended June 30, 2012	Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2013
99.3	Unaudited pro forma Financial Statements of One Horizon Group, Inc. and One Horizon Group plc consisting of balance sheet as at September 30, 2012 and statements of operations for the periods ended September 30, 2012 and June 30, 2012, including notes thereto	Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2013
99.4	Unaudited Financial Statements of One Horizon Group plc for the three months ended September 30, 2012	Filed herewith

_______________

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.
Registrant

Date: February 13, 2013	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer

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